UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒	Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒ Definitive Proxy Statement

☐ Definitive Additional Materials

☐ Soliciting Material Pursuant to §240.14a-12

Northern Minerals & Exploration Ltd.

(Name of Registrant as Specified in its Charter)

___________________________________________________

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒ No fee required.

☐ Fee paid previously with preliminary materials.

☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Northern Minerals & Exploration Ltd.

1267 N 680 W

Pleasant Grove, Utah 84062

(801) 885-9260

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held on August 17, 2026

To Our Stockholders:

Notice is hereby given that the 2026 Annual Meeting of Stockholders (the “Annual Meeting”) of Northern Minerals & Exploration Ltd., a Nevada corporation (the “Company,” “NMEX,” “we,” “us,” or “our”), will be held on August 17, 2026 at 10:00 AM Mountain Time at 201 S Main, Suite 215, Salt Lake City, Utah 84111, for the following purposes:

1.

Election of Directors. To elect two (2) directors to serve on the Board of Directors of the Company until the next annual meeting of stockholders, and until their respective successors are duly elected and qualified, or until their earlier death, resignation, or removal.

2.	Other Business. To transact such other business as may properly come before the Annual Meeting and any adjournment or postponement of the Annual Meeting.

The Board of Directors (the “Board”) has fixed the close of business on June 18, 2026, as the record date (the “Record Date”) for determining the stockholders entitled to notice of, and to vote at, the Annual Meeting and any adjournment or postponement thereof. Only stockholders of record at the close of business on the Record Date are entitled to notice of, and to vote at, the Annual Meeting.

Your vote is important. Whether or not you plan to attend the Annual Meeting in person, please complete, date, sign, and return the enclosed proxy card in the envelope provided as soon as possible. You may revoke your proxy at any time before it is exercised at the Annual Meeting by following the procedures described in the accompanying Proxy Statement.

By Order of the Board of Directors,

/s/ Noel Schaefer

Noel Schaefer

President & Chief Executive Officer

Pleasant Grove, Utah

July 2, 2026

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON AUGUST 17, 2026:

This Notice of Annual Meeting, the accompanying Proxy Statement, and the Company's Annual Report on Form 10-K for the fiscal year ended July 31, 2025, are available free of charge on the U.S. Securities and Exchange Commission's website at www.sec.gov and at the Internet website maintained for the Annual Meeting at https://www.iproxydirect.com/NMEX.

Northern Minerals & Exploration Ltd.

1267 N 680 W

Pleasant Grove, Utah 84062

PROXY STATEMENT

FOR THE 2026 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON AUGUST 17, 2026

INTRODUCTION

This Proxy Statement is furnished by the Board of Directors (the “Board” or “Board of Directors”) of Northern Minerals & Exploration Ltd., a Nevada corporation (referred to in this Proxy Statement as the “Company,” “NMEX,” “we,” “us,” or “our”), in connection with the solicitation of proxies for use at the Company's 2026 Annual Meeting of Stockholders (the “Annual Meeting”) to be held on August 17, 2026 at 10:00 AM Mountain Time at 201 S Main, Suite 215, Salt Lake City, Utah 84111, and at any adjournment or postponement thereof, for the purposes described in the accompanying Notice of Annual Meeting of Stockholders.

This Proxy Statement, the Notice of Annual Meeting of Stockholders, and the enclosed form of proxy are first being made available to the Company's stockholders on or about July 2, 2026. The Company’s Annual Report on Form 10-K for the fiscal year ended July 31, 2025 (the “Annual Report”) accompanies this Proxy Statement and is incorporated herein by this reference. The Annual Report is also available, together with this Proxy Statement, at the Internet website maintained for the Annual Meeting at https://www.iproxydirect.com/NMEX, and on the U.S. Securities and Exchange Commission (the “SEC”) website at www.sec.gov.

The Company's common stock, par value $0.001 per share (the “Common Stock”), is quoted on the OTC Pink Open Market operated by OTC Markets Group Inc. under the trading symbol “NMEX.” The Company is a Section 15(d) reporting company under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

QUESTIONS AND ANSWERS ABOUT
THE ANNUAL MEETING AND VOTING

Q:	Why am I receiving these proxy materials?
A:

The Board of Directors of the Company is soliciting proxies for use at the Annual Meeting. These proxy materials are being furnished to you because you owned shares of the Company's Common Stock as of the close of business on the Record Date, June 18, 2026, and are therefore entitled to vote at the Annual Meeting. This Proxy Statement contains information about the matters to be voted on at the Annual Meeting and the procedures for voting.

Q:	When and where is the Annual Meeting?
A:

The Annual Meeting will be held on August 17, 2026, at 10:00 AM Mountain Time at 201 S Main, Suite 215, Salt Lake City, Utah 84111. Directions to the Annual Meeting may be obtained by contacting the Company at the address or telephone number set forth above.

Q:	What is being voted on at the Annual Meeting?
A:

Stockholders will vote on the following proposal at the Annual Meeting: (1) the election of two directors, Noel Schaefer and Jose Berhane Tewolde Serrano (referred to in this Proxy Statement as “Mr. Tewolde”), to serve on the Board until the next annual meeting of stockholders and until their respective successors are duly elected and qualified, or until their earlier death, resignation or removal (the “Director Election Proposal”). In addition, stockholders may be asked to consider and act upon any other business properly brought before the Annual Meeting or any adjournment or postponement thereof. As of the date of this Proxy Statement, the Board does not know of any other business that will be presented at the Annual Meeting.

Q:	How does the Board recommend that I vote?
A:	The Board unanimously recommends that you vote FOR the election of each of the two director nominees named in this Proxy Statement.

Q:	Who is entitled to vote at the Annual Meeting?
A:

Only stockholders of record at the close of business on the Record Date, June 18, 2026, are entitled to vote at the Annual Meeting. As of the Record Date, there were 120,829,425 shares of Common Stock issued, outstanding, and entitled to vote. Each share of Common Stock entitles the holder to one (1) vote on each matter to be voted upon at the Annual Meeting.

Q:	What is the difference between a “stockholder of record” and a "beneficial owner of shares held in street name"?
A:

If your shares are registered directly in your name with the Company's transfer agent, Equiniti Trust Company LLC, you are considered the “stockholder of record” with respect to those shares. If your shares are held in an account at a brokerage firm, bank, broker-dealer, or other nominee (such as the Depository Trust Company), then you are the “beneficial owner” of shares held in “street name.” As a beneficial owner, you have the right to direct your broker, bank, or nominee on how to vote your shares.

Q:	How do I vote?
A:

Stockholders of record may vote by (i) signing, dating, and returning the enclosed proxy card by mail in the envelope provided, or (ii) attending the Annual Meeting and voting in person. Beneficial owners should follow the voting instructions provided by their broker, bank, or other nominee. If you sign and return your proxy card without specifying how you want your shares voted, your shares will be voted in accordance with the Board's recommendations as set forth in this Proxy Statement.

Q:	May I revoke my proxy?
A:

Yes. If you are a stockholder of record, you may revoke your proxy at any time before it is voted at the Annual Meeting by (i) delivering written notice of revocation to the Secretary of the Company at the Company's principal executive offices, (ii) delivering a properly executed proxy card bearing a later date or (iii) attending the Annual Meeting and voting in person (although attendance at the Annual Meeting will not, by itself, revoke a proxy). If you are a beneficial owner of shares held in street name, you must follow the instructions provided by your broker, bank, or other nominee to revoke or change your voting instructions.

Q:	What constitutes a quorum?
A:

Pursuant to the Company’s Amended and Restated Bylaws, the presence at the Annual Meeting, in person or represented by proxy, of two (2) persons who are stockholders entitled to attend and vote, or who represent by proxy stockholders entitled to attend and vote, constitutes a quorum for the transaction of business at the Annual Meeting. Abstentions and broker non-votes (described below) will be counted as present for purposes of determining the existence of a quorum.

Q:	What vote is required to approve the Director Election Proposal?
A:

Under Nevada law and the Company's Amended and Restated Bylaws, directors are elected by a plurality of the votes cast at the Annual Meeting at which a quorum is present. This means that the two nominees receiving the highest number of “FOR” votes will be elected. Stockholders may not cumulate votes in the election of directors. “Withhold” votes and broker non-votes will not affect the outcome of the Director Election Proposal.

Q:	What are broker non-votes?
A:

A broker non-vote occurs when a broker, bank or other nominee that holds shares in street name for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that proposal and has not received voting instructions from the beneficial owner. Under applicable rules, the election of directors is a non-routine matter for which brokers may not vote without instructions from the beneficial owner. Accordingly, if you hold your shares in street name and do not provide voting instructions to your broker, bank or other nominee, your shares will not be voted on the Director Election Proposal, which will result in a broker non-vote with respect to those shares.

Q:	Who pays the cost of soliciting proxies?
A:

The Company will bear all costs of solicitation of proxies for the Annual Meeting. In addition to solicitation by mail, the Company's directors, officers, and employees may solicit proxies in person, by telephone, or by other electronic means, without additional compensation. The Company will reimburse brokers, banks, and other nominees for their reasonable out-of-pocket expenses incurred in forwarding solicitation materials to beneficial owners of the Common Stock.

Q:	Are dissenters' or appraisal rights available?
A:	No. Under Nevada law, stockholders of the Company are not entitled to dissenters' or appraisal rights in connection with any matter to be acted upon at the Annual Meeting.

Q:	Where can I find the voting results of the Annual Meeting?
A:	The Company intends to disclose the final voting results of the Annual Meeting on a Current Report on Form 8-K filed with the SEC within four (4) business days following the Annual Meeting.

PROPOSAL 1 — ELECTION OF DIRECTORS

General

The Board currently consists of two (2) directors. Pursuant to the Company's Amended and Restated Bylaws, directors are elected at each annual meeting of stockholders and hold office until the next annual meeting of stockholders and until their respective successors are duly elected and qualified, or until their earlier death, resignation, or removal. There is no classification of the Board.

The Board has nominated each of Noel Schaefer and Jose Berhane Tewolde Serrano ("Mr. Tewolde") for election as a director to serve until the next annual meeting of stockholders and until their respective successors are duly elected and qualified, or until their earlier death, resignation, or removal. Each nominee has consented to being named in this Proxy Statement and has agreed to serve as a director if elected. If, prior to the Annual Meeting, any nominee becomes unable or unwilling to serve, the persons named as proxies on the enclosed proxy card may exercise their discretion to vote for a substitute nominee designated by the Board, or the Board may reduce the number of directors.

Information About the Nominees

Set forth below is information regarding each of the director nominees, including each nominee's age, positions with the Company, business experience, and the specific experience, qualifications, attributes, and skills that led the Board to conclude that the nominee should serve as a director.

Noel Schaefer

Age: 71. Director since: July 6, 2018.

Mr. Schaefer serves as President and Chief Executive Officer of the Company and has been a member of the Board of Directors for the past eight years. During his tenure, he has played a key role in restructuring and resolving legacy Company debt obligations, helping to position the Company on a more stable and manageable financial foundation. His efforts have enabled the Company to move forward without many of the burdens of prior liabilities, improving the Company's ability to attract investors and pursue quality growth opportunities that contribute to cash flow and long-term asset value.

Mr. Schaefer specializes in startup and emerging growth companies, with extensive experience in corporate development, strategic planning, and capital raising. Over the past three decades, Mr. Schaefer has served in executive leadership and advisory roles across a range of industries, focusing on building shareholder value, strengthening operations, and supporting corporate financing initiatives with integrity. Mr. Schaefer holds a Bachelor of Science degree from Brigham Young University with an emphasis in Marketing and Finance.

Director Qualifications. The Board has concluded that Mr. Schaefer should serve as a director based on his deep familiarity with the Company gained through eight years of service, his role as Chief Executive Officer, his experience leading the Company's restructuring of legacy obligations, and his three decades of executive leadership in startup and emerging growth companies.

Jose Berhane Tewolde Serrano

Age: 42 Director since: April 30, 2025.

Mr. Tewolde is an international commerce professional and entrepreneur with extensive experience in government, infrastructure, and private-sector development in Mexico and Latin America. He has served as a Director within Mexico's Secretariat of Agriculture, where he led national compliance with international standards and strengthened trade relations with the United States and the European Union. Mr. Tewolde has founded and led multiple companies in construction, logistics, and financial consulting, including Grupo Tewolde S.A. de C.V., executing strategic projects in the oil and gas industry and infrastructure developments in Tamaulipas and Veracruz, Mexico. He has also served as an advisor in high-level political initiatives in Mexico and Guatemala, fostering cross-border cooperation with private industry. Mr. Tewolde holds a Bachelor's degree in International Commerce from Tecnológico de Monterrey.

Director Qualifications. The Board has concluded that Mr. Tewolde should serve as a director based on his significant international commerce experience, his expertise in cross-border infrastructure and oil-and-gas projects with a focus on Mexico and Latin America, and the regional industry relationships he brings to the Board.

Family Relationships

There are no family relationships between or among any of the Company's directors, director nominees, or executive officers.

Involvement in Certain Legal Proceedings

To the Company's knowledge, during the past ten (10) years, none of the director nominees has been (i) convicted in a criminal proceeding or subject to a pending criminal proceeding (excluding traffic violations and other minor offenses); (ii) the subject of any bankruptcy petition filed by or against the business or property of the nominee or of any partnership, corporation or business association of which the nominee was a general partner or executive officer; (iii) subject to any order, judgment or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction or federal or state authority that permanently or temporarily enjoined, barred, suspended or otherwise limited the nominee's involvement in any type of business, securities, futures, commodities, investment, banking, savings and loan, or insurance activities or association with persons engaged in such activities; or (iv) found by a court of competent jurisdiction in a civil action, or by the SEC or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law.

Board Recommendation

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE ELECTION OF EACH OF THE TWO DIRECTOR NOMINEES NAMED ABOVE.

CORPORATE GOVERNANCE

Board Composition; Independence

The Common Stock is quoted on the OTC Pink Open Market, which does not impose director independence requirements. The Company is therefore not required to have a majority of independent directors. The Board has not made a formal determination regarding the independence of its director nominees. Mr. Schaefer is not independent because he serves as the Company's President and Chief Executive Officer.

Board Leadership Structure

The Company does not have a formal policy regarding the separation of the offices of Chairman of the Board and Chief Executive Officer. The Board believes that, given the Company's size and stage of development, combining or separating these positions should be determined from time to time in light of the then-current circumstances and the best interests of the Company and its stockholders.

Board Committees

The Board has not established a standing audit committee, compensation committee, or nominating committee. Because the Common Stock is not listed on a national securities exchange, the Company is not subject to exchange listing rules requiring such committees. The full Board performs the functions that would otherwise be carried out by such committees, including reviewing the Company's financial reporting, considering matters of executive compensation, and identifying and evaluating candidates for service on the Board.

Board Meetings; Director Attendance

During the fiscal year ended July 31, 2025, the Board acted by unanimous written consent and through informal meetings as required to address Company business. The Company does not have a formal policy regarding director attendance at the annual meeting of stockholders.

Risk Oversight

The Board, as a whole, is responsible for risk oversight at the Company. Management identifies and assesses risks as part of the ordinary course of business and reports material risks to the Board for consideration. The Board has actively considered, among other matters, risks associated with the Company's recently adopted Bitcoin Treasury Reserve Policy described below under “Recent Developments,” the Company's exploration and production activities, capital structure, and the Company’s status as a smaller reporting company.

Stockholder Communications with the Board

Stockholders who wish to communicate with the Board, or with any individual director, may do so by writing to the Company's principal executive offices identified above.

Code of Ethics

The Company has not formally adopted a written code of ethics applicable to its principal executive officer, principal financial officer, principal accounting officer, or controller, or persons performing similar functions. Given the Company's limited number of employees and the Company's size, the Board has determined that a formal code is not warranted at this time, but the Board may revisit this determination in the future.

EXECUTIVE OFFICERS

The Company's executive officers, their ages, and positions are set forth below. The Company's officers are appointed by the Board and serve at the pleasure of the Board.

Name	Age	Position	Date Appointed
Noel Schaefer	71	President, Chief Executive Officer, Secretary & Director	July 6, 2018 (CEO since October 15, 2025)
Rachel Boulds	56	Chief Financial Officer	February 7, 2020

Information regarding Mr. Schaefer is set forth above under “Proposal 1 — Election of Directors — Information About the Nominees.”

Rachel Boulds. Ms. Boulds has served as Chief Financial Officer of the Company since February 7, 2020. Ms. Boulds works for the Company on a part-time basis while also operating her sole accounting practice, which she has led since 2009 and which provides consulting and accounting services to clients, including the preparation of financial statements for public companies to comply with U.S. generally accepted accounting principles (GAAP) and SEC requirements. Ms. Boulds also currently provides outsourced chief financial officer services for other companies. From August 2004 through July 2009, Ms. Boulds was employed as a Senior Auditor for HJ & Associates, LLC, where she performed audits and reviews of public and private companies. Prior thereto, Ms. Boulds was employed as a Senior Auditor at Mohler, Nixon and Williams (2003-2004) and as an Assurance and Business Advisory Services Associate at PricewaterhouseCoopers (2001-2003). Ms. Boulds earned a B.S. in Accounting from San Jose State University in 2001 and is licensed as a Certified Public Accountant in the State of Utah.

EXECUTIVE COMPENSATION

As a smaller reporting company, the Company is permitted under SEC rules to provide reduced executive compensation disclosure. The following summary describes compensation paid to or earned by the Company's named executive officers for the fiscal years ended July 31, 2025, and July 31, 2024, as previously disclosed in the Company's Annual Report on Form 10-K for the fiscal year ended July 31, 2025 (the “FY2025 Form 10-K”). The information set forth in this Proxy Statement under this heading is qualified in its entirety by reference to the FY2025 Form 10-K.

The Company has not entered into any written employment agreement, severance agreement, change-in-control arrangement, or equity-based compensation plan with any of its executive officers. For the fiscal year ended July 31, 2025, the Company’s named executive officers were (i) Noel Schaefer, who has served as President and Chief Executive Officer of the Company since October 15, 2025, and prior to such date served as the Company’s Chief Operating Officer and Secretary, and (ii) Ivan Webb, who served as President and Chief Executive Officer of the Company until his resignation as Chief Executive Officer effective October 15, 2025. For each of the fiscal years ended July 31, 2025, and 2024, the total compensation earned by Mr. Schaefer for his services to the Company was approximately $72,000, of which approximately $66,000 was paid in cash during the fiscal year ended July 31, 2025, with the balance accrued as a long-term payable, as further described under “Certain Relationships and Related Party Transactions” below. For the fiscal years ended July 31, 2025, and 2024, the Company paid Mr. Webb consulting fees of approximately $3,450 and $4,700, respectively, for his services as Chief Executive Officer. The Company has not granted any stock options, restricted stock, restricted stock units, or other equity awards to its executive officers. As a smaller reporting company that is not registered under Section 12 of the Exchange Act, the Company is not required to, and does not, hold an advisory "say-on-pay" or "say-on-frequency" vote at the Annual Meeting.

Director Compensation

The Company has not adopted a formal director compensation policy and has not historically paid cash retainers or meeting fees to its non-employee directors for their service on the Board. The Board may consider adopting a director compensation policy in the future. There were no compensation amounts paid to non-employee directors in their capacity as directors during the fiscal year ended July 31, 2025.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, to the Company's knowledge and as of June 18, 2026, certain information regarding the beneficial ownership of the Common Stock by (i) each person known by the Company to beneficially own more than five percent (5%) of the outstanding shares of Common Stock, (ii) each of the Company's directors, director nominees and named executive officers, and (iii) all of the Company's directors and executive officers as a group. Beneficial ownership is determined in accordance with the rules of the SEC and generally includes any shares over which a person has sole or shared voting power or investment power. As of June 18, 2026, there were 120,829,425 shares of Common Stock issued and outstanding.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class (1) *Rounded to the nearest hundredth
Directors, Director Nominees and Named Executive Officers
Noel Schaefer (2)	2,000,000	1.66%
Jose Berhane Tewolde Serrano (2)	100,000	0.08%
Rachel Boulds (2)	200,000	0.17%
All directors and executive officers as a group (3 persons)	2,300,000	1.90%
5% Stockholders
Victor Miranda (3)	30,382,166	25.14%

(1) Based on 120,829,425 shares of Common Stock issued and outstanding as of June 18, 2026.

(2) The address of each director, director nominee, and executive officer is c/o Northern Minerals & Exploration Ltd., 1267 N 680 W, Pleasant Grove, Utah 84062.

(3) The address for Victor Miranda is 407 Sycamore Ave., Mission, TX 7572.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act applies only to issuers that have a class of equity securities registered under Section 12 of the Exchange Act. The Common Stock is not registered under Section 12 of the Exchange Act. Accordingly, the Company's directors, executive officers, and ten-percent stockholders are not required to file reports under Section 16(a), and the Company has no disclosure to make under Item 405 of Regulation S-K.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

The following describes related party transactions during the Company's two most recently completed fiscal years, as previously disclosed in the FY2025 Form 10-K. The Board reviews and approves transactions between the Company and its directors, executive officers, and other related persons, taking into consideration the nature of the transaction, the dollar amounts involved, and the interests of the related parties.

Consulting Fees Paid to Noel Schaefer. For the fiscal years ended July 31, 2025, and 2024, the Company paid Mr. Schaefer total consulting fees of approximately $66,000 and $72,000, respectively, in respect of his services to the Company. As of July 31, 2025, and 2024, $32,500 and $26,500, respectively, were credited to other payables (long term) as accrued but unpaid consulting fees.

Line of Credit. The Company has a line of credit with Victor Miranda, a former director, under which the Company may borrow up to $500,000. The line of credit bears interest at 5% per annum, payable quarterly, and has a term of five years. As of July 31, 2025, $135,000 of principal and $2,040 of accrued interest were outstanding under the line of credit.

Sales of Common Stock to Former Directors. During the fiscal year ended July 31, 2025, Victor Miranda and Robert Campbell, each a former director, purchased 300,000 shares and 400,000 shares of Common Stock for cash proceeds to the Company of $15,000 and $20,000, respectively.

Director Independence

See “Corporate Governance — Board Composition; Independence” above.

RECENT DEVELOPMENTS

The following summarizes certain developments that the Company has previously disclosed in periodic reports and Current Reports on Form 8-K filed with the SEC. The information below is qualified in its entirety by reference to such filings, which are available on the SEC's website at www.sec.gov. Nothing in this section is intended to provide any information that has not been previously and publicly disclosed.

Bitcoin Treasury Reserve Policy.

On February 4, 2026, the Board approved a Treasury Reserve Policy establishing Bitcoin as a primary strategic reserve asset of the Company. In connection with the Policy, the Company acquired 0.5 Bitcoin using available cash on hand. The Bitcoin is held in an institutional-grade custody arrangement. The Company has stated that it may, from time to time and as the Board determines advisable, utilize its Bitcoin holdings as collateral, liquidate a portion of its Bitcoin holdings to fund capital expenditures or acquisitions, acquire additional Bitcoin, or engage in yield-generating strategies, in each case subject to risk-management controls. The Board considered, among other factors, Bitcoin's limited supply, growing institutional adoption, potential inflation hedging characteristics, and the potential to leverage the digital asset reserve to acquire productive assets. The Bitcoin Treasury Reserve Policy is described more fully in the Company's Current Report on Form 8-K filed with the SEC on February 5, 2026.

Bylaw Amendment — 25% Special Meeting Right.

On January 9, 2026, the Board approved and adopted Amended and Restated Bylaws, effective immediately. The amendment revised the Company's bylaws to permit one or more stockholders holding not less than twenty-five percent (25%) of the Company's issued and outstanding shares entitled to vote to call a special meeting of stockholders, subject to the notice and procedural requirements set forth in the Amended and Restated Bylaws. The Amended and Restated Bylaws otherwise retain the prior bylaws in all material respects. The Amended and Restated Bylaws were filed as Exhibit 3.02 to the Company's Current Report on Form 8-K filed with the SEC on January 12, 2026.

Non-Operated Working Interest Acquisition Strategy.

On June 2, 2026, the Company announced the completion of the first acquisition under a new strategic initiative focused on building a diversified portfolio of non-operated working interests in oil and gas development projects across the United States. The initiative targets acreage positions within units scheduled for horizontal drilling by established mid-sized independent oil and gas operators with demonstrated track records of drilling success and operational efficiency. Under the program, the Company acquires non-operated working interest positions ranging from approximately 0.3333% to 2.5% in selected drilling units, an approach designed to provide diversified exposure to multiple operators and basins while limiting operational risk. The Company has stated that its investment approach emphasizes disciplined capital allocation with a targeted internal rate of return of 20% to 33%, which targeted return is dependent on, and may vary with, project-specific economics, drilling outcomes, and commodity price environments. The Company has stated that it expects to continue evaluating additional acquisition opportunities as part of its ongoing expansion within the upstream oil and gas sector. The targeted internal rate of return is a forward-looking statement and is based on the Company’s current assumptions and expectations; it is not a guarantee, projection, or assurance of future results, and actual returns may differ materially. See “— Forward-Looking Statements” below.

Ongoing Operations.

The Company continues to engage in the production of oil and gas in Texas and the exploration for gold and silver in northern Nevada, as previously described in the FY2025 Form 10-K and the Company’s subsequent Quarterly Reports on Form 10-Q. The Company has, from time to time, identified additional acquisition, drilling, and development opportunities consistent with its disclosed business strategy. The Company will make further disclosures regarding any material new commitments, acquisitions, or agreements in the manner required by applicable law, including by filing Current Reports on Form 8-K.

Forward-Looking Statements

This Proxy Statement, including the information set forth in this “Recent Developments” section, contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Exchange Act, to the extent such safe harbors are available to the Company. Forward-looking statements include, but are not limited to, statements regarding the Company's strategy, the Bitcoin Treasury Reserve Policy, and the Company's intended use of its Bitcoin holdings, the Company’s non-operated working interest acquisition strategy in the upstream oil and gas sector and the targeted internal rate of return associated with that strategy, the Company's continued exploration and production activities, and other statements about the Company's plans, objectives, expectations, and intentions. FORWARD-LOOKING STATEMENTS ARE BASED ON THE COMPANY'S CURRENT EXPECTATIONS AND ASSUMPTIONS AND ARE SUBJECT TO RISKS AND UNCERTAINTIES, INCLUDING THOSE DESCRIBED IN THE COMPANY'S FILINGS WITH THE SEC, THAT COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE EXPRESSED OR IMPLIED BY SUCH STATEMENTS. THE STATUTORY SAFE HARBORS FOR FORWARD-LOOKING STATEMENTS MAY NOT BE AVAILABLE TO THE COMPANY IF ITS COMMON STOCK IS CONSIDERED A "PENNY STOCK" WITHIN THE MEANING OF SECTION 3(a)(51) OF THE EXCHANGE ACT. STOCKHOLDERS ARE CAUTIONED NOT TO PLACE UNDUE RELIANCE ON FORWARD-LOOKING STATEMENTS, WHICH SPEAK ONLY AS OF THE DATE OF THIS PROXY STATEMENT. EXCEPT AS REQUIRED BY APPLICABLE LAW, THE COMPANY UNDERTAKES NO OBLIGATION TO UPDATE ANY FORWARD-LOOKING STATEMENT.

ADDITIONAL INFORMATION

Annual Report on Form 10-K

The Company’s Annual Report on Form 10-K for the fiscal year ended July 31, 2025, accompanies this Proxy Statement. The FY2025 Form 10-K is also available, free of charge, on the SEC's website at www.sec.gov and at the Internet website maintained for the Annual Meeting at https://www.iproxydirect.com/NMEX. Upon written request to the Company at the principal executive offices set forth above, the Company will provide, free of charge, a copy of the FY2025 Form 10-K, including the financial statements and the financial statement schedules, to any stockholder of record on the Record Date.

Stockholder Proposals for the 2027 Annual Meeting

The Company is a Section 15(d) reporting company and is not subject to Rule 14a-8 under the Exchange Act, which governs the inclusion of stockholder proposals in a registrant's proxy statement. Stockholders who wish to bring matters before the 2027 Annual Meeting of Stockholders should do so in accordance with the Company's Amended and Restated Bylaws and Nevada law, and should communicate their intentions in writing to the Secretary of the Company at the Company's principal executive offices. Any such communications should be received by the Company a reasonable time before the Company begins to print and mail its proxy materials for the 2027 Annual Meeting in order to permit the Board to consider whether to include the matter on the agenda. The Board reserves the right to exercise discretionary voting authority with respect to any such matters at the 2027 Annual Meeting in accordance with applicable law.

Householding of Proxy Materials

The SEC has adopted rules that permit companies and intermediaries (such as brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement and annual report to those stockholders. This process, which is commonly referred to as “householding,” potentially provides extra convenience for stockholders and cost savings for companies. Brokers with account holders who are stockholders of the Company may be householding the Company's proxy materials. A stockholder who receives notice from his or her broker that the broker will be householding communications to that stockholder’s address may, at any time, request delivery of separate copies of this Proxy Statement and accompanying materials by writing to the Secretary of the Company at the Company's principal executive offices or by contacting his or her broker.

Other Matters

As of the date of this Proxy Statement, the Board does not know of any business that will be presented at the Annual Meeting other than the matters described in this Proxy Statement. If any other matters properly come before the Annual Meeting or any adjournment or postponement thereof, the persons named as proxies on the enclosed proxy card will have discretion to vote in accordance with their judgment on such matters, to the extent permitted by applicable law.

By Order of the Board of Directors,

/s/ Noel Schaefer

Noel Schaefer

President & Chief Executive Officer

Pleasant Grove, Utah

July 2, 2026

ANNUAL MEETING OF THE STOCKHOLDERS OF
Northern Minerals & Exploration Ltd.

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

PLEASE COMPLETE, DATE, SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE: ☒

Proposal 1 →	**FOR**	**WITHHOLD**
Election of Directors:		
Noel Schaefer	☐	☐
Jose Berhane Tewolde Serrano	☐	☐

CONTROL ID:
REQUEST ID:

MARK "X" HERE IF YOU PLAN TO ATTEND THE MEETING: ☐
MARK HERE FOR ADDRESS CHANGE ☐ **New Address (if applicable):**

____
____
____

THE BOARD OF DIRECTORS RECOMMENDS VOTING 'FOR' ALL DIRECTORS IN PROPOSAL 1.

IMPORTANT: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

Dated: ______________________, 2026.

____
(Print Name of Stockholder and/or Joint Tenant)

____
(Signature of Stockholder)

____
(Second Signature if held jointly)